UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 29, 2009

NORTHSTAR REALTY FINANCE CORP.
(Exact name of registrant as specified in its charter)

Maryland	No. 001-32330	No. 11-3707493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue
18th Floor
New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 547-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On May 29, 2009, NorthStar Realty Finance Corp. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with JMP Securities LLC (“JMP Securities”), pursuant to which the Company may issue and sell over time and from time to time, through JMP Securities, as the Company’s sales agent, or to JMP Securities for resale, up to 10,000,000 shares of its common stock, par value $0.01 per share (“Common Stock”).

Sales of shares of Common Stock pursuant to the Agreement, if any, may be sold by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act, including without limitation directly on the New York Stock Exchange or any other existing trading market for the Common Stock or through a market maker, up to the amount specified, and otherwise in accordance with the notice (the “Placement Notice”) delivered to JMP Securities. In addition, if agreed by the Company and JMP Securities, some or all of the shares of Common Stock issued pursuant to the Agreement may be sold by any other method permitted by law, including but not limited to in privately negotiated transactions.

Shares of Common Stock sold pursuant to the Agreement will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on May 29, 2009, to the accompanying prospectus dated May 12, 2009, as part of the Company’s Registration Statement on Form S-3 (File No. 333-157749) (the “Registration Statement”). Interested investors should read the Registration Statement and all documents incorporated therein. The Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s Registration Statement and are incorporated therein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities. A Registration Statement relating to these securities has been filed with the Commission and is effective. Copies of the prospectus supplement and accompanying prospectus relating to the offering may be obtained when available by contacting JMP Securities, Attention: Prospectus Department, 600 Montgomery Street, 11th Floor, San Francisco, California 94111, telephone: (415) 835-8900, facsimile: (415) 835-8920 or by visiting EDGAR on the Commission’s website at www.sec.gov.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

  The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Description

Exhibit 5.1	Opinion of Venable LLP, regarding validity of the securities to be issued.

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1).

Exhibit 99.1	Equity Distribution Agreement, dated May 29, 2009 among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and JMP Securities LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR REALTY FINANCE CORP.

Date: June 4, 2009	By:	/s/ Albert Tylis
Name: Albert Tylis
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 5.1	Opinion of Venable LLP, regarding validity of the securities to be issued.

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1).

Exhibit 99.1	Equity Distribution Agreement, dated May 29, 2009 among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and JMP Securities LLC.